OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-3
                       SEATTLE, WASHINGTON              12/1/91

                  MONTHLY REPORTING REQUIREMENTS
                  CORPORATIONS AND PARTNERSHIPS

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee and the U.S. Bankruptcy Court with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946       For the Month Ending May 31, 1996

========================================================================

                                Document      Previously     Explanation
     Required Documents         Attached      Submitted      Attached
     ------------------         --------      ---------      --------

1. Income Statement (profit        (x)           ( )            ( )
   and loss statement).

2. Comparative Balance Sheet.      (x)           ( )            ( )

3. Statement of Cash Receipts      (x)           ( )            ( )
   and Disbursements.

4. Statement of Aged Receivables.  (x)           ( )            ( )

5. Statement of Aged Payables.     (x)           ( )            ( )

6. Statement of Operations,        (x)           ( )            ( )
   Taxes, Insurance and
   Personnel.

7. Copy of Bank Statements.        (x)           ( )            ( )

8. Quarterly Statement of
   Disbursements and U.S. Trustee  ( )           ( )            ( )
   Quarterly Fees Paid.


The undersigned certifies under penalty of perjury (28 U.S.C. section 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.


By:  JAN YOUNG                            Dated: July 1, 1996
     President & C.E.O
     Title of Debtor Representative

                  OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-4
                            SEATTLE, WASHINGTON           12/1/91

                             INCOME STATEMENT



Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946       For the Month Ending May 31, 1996





                     (SEE ATTTACHED INCOME STATEMENT)

                           SEA GALLEY STORES INC.
                STATEMENT OF EARNINGS AND RETAINED EARNINGS
                               AS OF 5/31/96
                                (UNAUDITED)

                                          3/31/96        4/30/96          5/31/96
                                          -------        -------          -------
INCOME:
   MISCELLANEOUS                           4,694.80     13,260.52          560.00
   REFUND FROM INSURANCE                  26,440.13          0.00            0.00
   REFUND FROM OLSENS (PREFERENCE PAYMENT)     0.00          0.00       11,500.00
   GAIN ON SALE OF ASSETS
   REFUND FROM CBL(PREFERENCE PAYMENT)         0.00      8,800.00            0.00
   REFUND FROM HASTINGS
     ESTATES (PREF PAY)                    6,702.10          0.00            0.00
          GROSS INCOME                    36,837.03     22,060.52       12,060.00

EXPENSES:
   CONSULTING\PAYROLL                      3,922.50      3,115.00        3,518.80
   LEGAL\401K AUDIT                            0.00      5,148.30            0.00
   TRANSFER AGENT ADJUSTED FEES                0.00      4,862.47            0.00
   RENT                                      500.00        500.00          500.00
   INTEREST ON REALTORS FEES                   0.00        549.89            0.00
   WRITE OFF FOOD &
     RESTAURANT SERVICES                       0.00    111,682.00            0.00
   MAINTENANCE\PUMPHOUSE\ASCAP                 0.00          0.00 (1)        0.00 (1)
   PHONE                                     484.39        342.08          172.65
   POSTAGE\OFFICE EXP\CASUAL LABOR            13.31        424.18            8.71
   U.S.TRUSTEE FEES                            0.00        500.00            0.00

     TOTAL PERIOD EXPENSE                  4,920.20    127,123.92        4,200.16

       NET INCOME FOR PERIOD              31,916.83   (105,063.40)       7,859.84

ADJUST BALANCE SHEET TO ACTUAL                 0.00          0.00            0.00

ADJUSTED BALANCE SHEET
     INCOME (LOSS)                        31,916.83   (105,063.40)       7,859.84

(1) Ascap and Industrial Services sent us final bills

                  OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-5
                            SEATTLE, WASHINGTON           12/1/91

                         COMPARATIVE BALANCE SHEET

                             As of May 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946





                 (SEE ATTACHED COMPARATIVE BALANCE SHEET)





FOOTNOTES:

* Explain significant events, including contingent liabilities and pending lawsuits, which may have a major effect on the financial condition of the debtor.

* Value assets at lower of cost or market and identify which method is being used.

* Explain the method of inventory valuation if other than the lower of cost or market is used.

* Identify any changes in stock holdings of "insiders" during the reporting period.

* Insider is defined in 11 USC Section 101(30) as a general partner, relative, officer, director, affiliate or person in control.

                         COMPARATIVE BALANCE SHEET
                               AS OF 5/31/96

DEBTOR NAME:  SEA GALLEY STORES, INC.

ASSETS:                                    3/31/96        4/30/96       5/31/96
- -------                                    -------        -------       -------
CURRENT ASSETS
   CASH                                    244,565        327,386       335,511
   ACCOUNTS RECEIVABLE                      13,242         13,142 (1)    13,042 (1)
   NOTES RECEIVABLE                        289,834         93,853 (2)    93,853 (2)

   TOTAL CURRENT ASSETS                    547,641        434,381       442,406

FIXED ASSETS:
   LAND, BLDG, EQUIPMENT
   LAND                                          0              0           0 (3)
   BLDG                                          0              0           0 (3)
   INT & IMPROV                                  0              0           0 (3)
   OPERATING EQUIP                               0              0           0 (3)
   OTHER EQUIP & VEHICLES                        0              0           0 (3)
   PROP UNDER LEASE                              0              0           0 (3)

      TOTAL                                      0              0           0 (3)

      ACCUM DEPRECIATION                         0              0           0 (3)

      NET                                        0              0           0

OTHER ASSETS:
DEPOSITS                                   202,865        202,865       202,865
INV IN AFFL                                 87,266         87,266        87,266
LIC. & L/H                                       0              0           0 (4)
BOND ISSUE                                       0              0           0 (4)
OTHER ASSETS                                     0              0           0 (4)

      TOTAL OTHER ASSETS                   290,131        290,131       290,131


TOTAL ASSETS                               837,772        724,512       732,537

                                        3/31/96       4/30/96        5/31/96
                                        -------       -------        -------
LIABILITIES

  POSTPETITION LIABILITIES

     TRADE PAYABLES                      357,176        349,199       349,372
     TAXES PAYABLE                        17,233         17,073 (5)    17,065 (5)
     MISC RESERVES                         6,103          6,043 (6)     6,043 (6)

TOTAL POSTPETITION LIABILITIES           380,512        372,315       372,480

  PREPETITION LIABILITIES:

   UNSECURED DEBT                      7,367,471      7,367,471     7,367,471
   NOTES PAYABLE                         479,972        479,972 (7)   479,972 (7)
   TAXES                                 222,170        222,170       222,170
   WAGES                                  41,164         41,164        41,164
   GIFT CERTIFICATES                     173,811        173,811       173,811

TOTAL PREPETITION LIABILITIES          8,284,588      8,284,588     8,284,588

OWNER EQUITY (DEFICIT)

   COMMON STOCK                          785,921      785,921         785,921
   PAID IN CAPITAL                    18,479,444   18,479,444      18,479,444
   RETAINED EARNINGS                 (21,706,847) (21,811,910)    (21,804,050)
                                      (2,441,482)  (2,546,545)     (2,538,885)
   COMMON STOCK IN TREASURY            5,385,846    5,385,846       5,385,846

      TOTAL S/H EQUITY                (7,827,328)  (7,932,391)     (7,924,531)

TOTAL LIABILITIES AND OWNERS EQUITY      837,772      724,512         732,537

(1) Jan Young                                                           8,130
     THK (Tye Kinzer)                                                   4,812

       TOTAL ACCOUNTS RECEIVABLE                                       12,942

(2) J&B                                                                60,000
     Kalakis                                                           14,492 EST
     Marchel                                                           29,183

      TOTAL NOTES RECEIVABLE                                           83,675

NOTE:  PERIOD 4, Wrote off Food and Rest Services note, company in bankruptcy
PERIOD 4, Finnerty's note paid in full

(3 & 4)  Written off Period 01
(5) Reduced by 117 Per Prop, Pull tab, 940 Pen
(6) Reduced by Centrals final electric bill
(7) Adjust Notes Payable for Pumphouse Notes

                OFFICE OF THE U.S. TRUSTEE - REGION 18 UST-6
                        SEATTLE, WASHINGTON 12/1/91

                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                     For the Month Ending May 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.

                           Depository:

=====================================================================

                               CASH RECEIPTS
                  (attach additional sheets as necessary)

   Date           Description (Source)                   Amount
   ----           --------------------                   ------

5/1/96            Beginning Cash Balance                $327,386.43

Add:   (List)
 Cash Receipts   (see Attached)                         $ 12,060.00

Total Cash Receipts                                     $

Total Cash Available This Month                         $339,446.43

=====================================================================

                             CASH DISBURSEMENTS
                  (attach additional sheets as necessary)

     Date      Check No.      Payee     Description        Amount
     ----      ---------      -----     -----------        ------

                 (see Attached)





Less:  Cash Disbursements                               $ 3,935.69

Adjustments (explain)


Ending Cash Balance (must be reconcilable to the bank
 statement for account cited above)                     $335,510.74

                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                   For Period Four Ending: April 30, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.
- -----------------------------------------------------------------
                             CASH RECEIPTS

   Date           Description (Source)                            Amount
   ----           --------------------                            ------


Begining Cash Balance                                             327,386.43

     Concentration account               67,864.91
     Holding account                    255,310.65
     Petty Cash/Office Equip              4,210.87
                                        ----------
                                        327,386.43

ADD: (List)
  Cash Receipts
           Office Equipment\Supplies            0.00
           Misc Deposits                   12,060.00

Total Cash Receipts                                                12,060.00

Total Cash Available This Month                                   339,446.43


                             CASH DISBURSEMENTS

Date         Account     Payee               Description              Amount
- ----         -------     -----               -----------              ------

5/1-5/31/96  Petty Cash  Post Office         postage                    8.71
                         Jan Young           consulting fees          700.00
                         Shirley Vandermoon  consulting fees          807.50
                         Verne Vandermoon    office storate & rent    500.00
5/1-5/31/96  A/P         Attached            Accounts Payable       1,919.48

                                                                    3,935.69


     Concentration account          78,005.43
     Holding account (Attached)    255,310.65
     Petty Cash/Office Equip         2,194.66
                                   ----------
                                   335,510.74

Ending Cash Balance                                               335,510.74
                                                                  ==========

                              Register Report
                           5/1/96 Through 5/31/96

6/6/96                                                           Page 1
WORK-ACCTS PAYABLE

Date            Num   Description         Memo           Category  Clr     Amount
- ----            ---   -----------         ----           --------  ---     ------

     BALANCE 4/30/96                                                        0.00

5/19/96        1097   INTERNAL REVENUE    PULL TAB TAXES                   -8.18
5/29/96        TXFR   TRANSFER FROM C...                                1,919.48
5/31/96        1098   JAN YOUNG           5/16-5/31 LOA...               -700.00
5/31/96        1099   SHIRLEY VANDERMOON  5/13-5/31                    -1,211.30

     TOTAL 3/31/96 - 4/30/96                                                0.00

     BALANCE 4/30/96                                                        0.00


     TOTAL INFLOWS                                                      1,919.40
     TOTAL OUTFLOWS                                                    -1,919.40

     NET TOTAL                                                              0.00

                OFFICE OF THE U.S. TRUSTEE - REGION 18                UST-7
                        SEATTLE, WASHINGTON                           12/1/91

                       STATEMENT OF AGED RECEIVABLES

                     For the Month Ending May 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946
- ------------------------------------------------------------------------

TOTAL     CURRENT    PAST DUE     PAST DUE     PAST DUE          AMOUNT
 DUE    (0-30 DAYS) (31-60 DAYS) (61-90 DAYS) (91&OVER)      Considered
                                                          Uncollectible
- ------------------------------------------------------------------------

TOTAL PREPETITION RECEIVABLES

$  0      $          $           $             $            $

TOTAL POSTPETITION RECEIVABLES

$ 13,042  $          $           $             $13,042      $




TOTALS

$ 13,042                                       $13,042



NOTES:
1. List totals only, do not list each receivable.

2. Please explain what actions have been taken to collect receivables more than 60 days past due.

3. Provide details on all receivables due from any related party in an attachment.  LOAN TO JAN YOUNG, PRESIDENT. CURRENT BALANCE
IS $8,230.
- --------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION:

1. Opening Balance (total from Prior report)              13,242
2. New Accounts this Month                                     0
3. Balance (add lines 1 and 2                             13,242
4. Amount collected on Prior Accounts                        100
5. Closing Balance (subtract line 4 from line 3)          13,142

                OFFICE OF THE U.S. TRUSTEE - REGION 18                UST-8
                        SEATTLE, WASHINGTON                           12/1/91


                         STATEMENT OF AGED PAYABLES

                     For the Month Ending May 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946
- -----------------------------------------------------------------

VENDOR            TOTAL  CURRENT     PAST DUE     PAST DUE
PAST DUE
NAME  DESCRIPTION  DUE  (0-30 DAYS) (31-60 DAYS) (61-90 DAYS)(91
& OVER)
- -----------------------------------------------------------------
You may combine all payables less than 30 days past due and show on one line.


          (SEE ATTACHED)









TOTALS         349,372   349,372




NOTE:  Please include only postpetition debts and explain why accounts over 30 days past due have not been paid.
- --------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION:

1. Opening Balance (total from Prior report)           349,198.96
2. Total New Indebtedness Incurred This Month            2,092.13
3. Balance (add lines 1 and 2)                         351,291.09
4. Amount Paid on Prior Accounts Payable                 1,919.48
5. Closing Balance (subtract line 4 from line 3)       349,371.61

     (20,700.70 includes 591.04 and 10.00 credits)

                     Register Report by Payee
                     11/23/94 Through 5/31/96

6/6/96                                                     Page 1
WORK-ACCOUNTS PAYABL

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------
11/1/95        11/1   AEI                 148                             -66.98
     TOTAL AEI                                                            -66.98

9/21/95        9/21   ALASKA RIVERWAYS    HEAD CHG-205                -14,956.00
     TOTAL ALASKA RIVERWAYS                                           -14,956.00

2/8/96         2/7    ASCAP               205-FINAL                      -541.41
2/8/98         2/8    ASCAP               148-FINAL                      -536.91
2/8/96         2/8    ASCAP               117-FINAL                      -462.86
2/8/96         2/8    ASCAP               115-FINAL                      -297.10
2/8/96         2/8    ASCAP               120-FINAL                      -251.46
     TOTAL ASCAP                                                       -2,089.74

4/1/95         4/19   BMI                 001                          -1,526.50
     TOTAL BMI                                                         -1,526.50

5/8/95         5/8    BUSH STROUT & . . . CREDITORS      LEGAL        -20,849.09
     TOTAL BUSH STROUT & KORNFELD                                     -20,849.09

1/10/95        10267  CASH COMMUNICA. . . 120                             -56.06
     TOTAL CASH COMMUNICATIONS                                            -56.06

7/1/95         7/1    CITICORP NORTH. . . 250-NCR                        -809.01
     TOTAL CITICORP NORTH AMERICA                                        -809.01

8/23/95        8/23   CITY OF SPOKANE. . .OVER PAY                         25.38
     TOTAL CITY OF SPOKANE-DEPT OF TAX                                     25.38

8/10/95        8/10   DAN COFFEY          001     LEGAL                   748.50
     TOTAL DAN COFFEY                                                    -748.50

8/1/95         8/1    FINANCIAL PAC...    250-208.7...                   -783.95
     TOTAL FINANCIAL PACIFIC                                             -783.95

4/7/96         4/7    FIRST INTERST...    NEG PRICE                    -4,862.47
     TOTAL FIRST INTERSTATE BANK                                       -4,862.47

5/16/96        5/16   GTE                 PHONE                          -112.54
     TOTAL GTE                                                           -112.54

2/22/95        2/22   HAGE & ASSOCI...    205-APPRAISAL                   425.00
     TOTAL HAGE & ASSOCIATES                                             -425.00

8/1/95         8/1    HEATH SIGNS N...    250                            -645.99
     TOTAL HEATH SIGNS NORTHWEST                                         -645.99

8/4/95         8/4    HOSPITALITY M...    205-REG MAINT                  -647.00
     TOTAL HOSPITALITY MAINTENANCE                                       -647.00

2/19/95        8/30   INDUSTRIAL SE...    MAINT-AP                     -1,446.75
2/19/96        9/26   INDUSTRIAL SE...    MAINT-AP                       -321.01
2/19/96        9/27   INDUSTRIAL SE...    MAINT-AP                       -448.78

                          Register Report by Payee
                          11/23/94 Through 4/30/96
6/6/96                                                      Page 2
WORK-ACCOUNTS PAYABLE

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------

2/19/96        9/29   INDUSTRIAL SER...   MAINT-APPROVED                 -958.00
     TOTAL     INDUSTRIAL SERVICE CO.                                  -3,174.54

5/19/96        5/13   INTERNAL REVENUE    PULL TAB...                      -8.18
5/19/96        1097   INTERNAL REVENUE    PULL TAB...                       8.18
     TOTAL INTERNAL REVENUE                                                 0.00

5/31/96        5/31   JAN YOUNG           5/16-6/1 ...                   -700.00
5/31/96        1098   JAN YOUNG           5-16-6/1 ...                    700.00
     TOTAL     JAN YOUNG                                                    0.00

5/19/96        5/19   MCI                 LONG DISTANCE                   -60.11
     TOTAL MCI                                                            -60.11

8/1/95         5TO8   PEPSI COLA BO...    250-5 TO 8                     -400.00
     TOTAL PEPSI COLA BOTTLING                                           -400.00

5/1/96         ADJ    REGENCY GROUP...     OVERSTATED                       0.01
     TOTAL REGENCY GROUP-MILESSE KENNEDY                                    0.01

5/31/96        5/26   SHIRLEY VANDE...     5/13-5/26                     -807.50
5/31/96        5/31   SHIRLEY VANDE...     5/27-5/31                     -403.80
5/31/96        1099   SHIRELY VANDE...     5/27 5/31                    1,211.30
     TOTAL SHIRLEY VANDERMOON                                               0.00

4/30/96        4/30   SPOKANE COUNT...     117 P/P 9...                  -718.77
     TOTAL SPOKANE COUNTY TREASURER                                      -718.77

12/18/95       12/18  STOEL RIVES BO...   THRU 12/18/95              -271,274.10
2/1/96         12/31  STOEL RIVES BO...   THRU 12/31/95                -7,446.22
2/7/96         1/31   STOEL RIVES BO...   THRU 1/31/96                 -8,027.05
4/1/96         2/29   STOEL RIVES BO...   THRU 1/31/96                 -5,148.30
     TOTAL     STOEL RIVES BOLEY JONES & GREY                        -291,895.67

2/12/96        2/12 SWEENY CONRAD  401K AUDI...                        -4,300.00
     TOTAL SWEENY CONRAD                                               -4,300.00

5/31/95        3/19   West Boise Se...    118-FINAL                      -269.08
          TOTAL WEST BOISE SEWER DISTRICT                                -269.08

               OVERALL TOTAL                                         -349,371.61
                                                                     ===========

                OFFICE OF THE U.S. TRUSTEE - REGION 18 UST-9
                        SEATTLE, WASHINGTON 12/1/91

           STATEMENT OF OPERATIONS, TAXES INSURANCE AND PERSONNEL


                     For the Month Ending May 31, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946



1. What efforts have been made toward presentation of a plan to the creditors?

     Despite significant reductions in general and administrative overhead expenses, Sea Galley determined that its operations could not be sustained at a profitable level and an orderly liquidation of its assets was in the best interest of creditors. Accordingly, Sea Galley has liquidated its operating assets (i.e., its restaurants) and is working with the Creditor's Committee to develop a plan for the liquidation and distribution of its remaining assets.


2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?
       : Yes
     X : No      Identify amount, who was paid and date paid:

3. Provide a narrative report of significant events and events out of the ordinary course of business: (attach separate sheet if necessary)

     During the period covered by this report Sea Galley obtained
     Bankruptcy Court approval of the settlement of its claims against Dale and Thor Olsen and from CBL & Associates Management, Inc. of the $11,500 and $8,800 settlements, respectively, of Sea Galley's claims against such parties.

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

          N/A

                                                                      UST-9
                                                                      12/1/91

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (ie. commissions), and net amount received (if the sale was of real estate include the closing statement.

          N/A

6. STATUS OF TAXES

          AMOUNT WITHHELD  AMOUNT   DATE     POSTPETITION TAXES
FED TAXES   OR ACCRUED      PAID    PAID           PAST DUE

FICA            0            0

Withholding     0            0

Unemployment    0            0

Income          0            0

Other           0            0

STATE TAXES

Dept of Labor
and Industries  0            0

Income          0            0

Employment Sec  0            0

Dept of Rev
     B&O        0            0
     Sales      0            0
     Excise     0            0

OTHER TAXES

City Business/
  License       0            0

Personal
  Property    718.77         0                  Spokane Valley

Real Property   0            0

Other (List)    0            0

                                                                      UST-9
                                                                      12/1/91

Explain reason for any past due postpetition taxes:




7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/EXECUTIVES/INSIDERS*

Payee Name     Position       Nature of Payment        Amount

Jan Young      President       Consulting fees         $1,500
                                                       per month

     *List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

     Sea Galley has reported certain accrued unpaid bankruptcy attorneys' fees in the "Expenses: Legal" line of its Statement of Earnings and Retained Earnings (Form UST-4) and in the Postpetition Trade Payables line of its Balance Sheet (Form UST-5). The total and most recent months' attorneys ' fees for services provided by Stoel Rives LLP to Sea Galley and for services provided by Bush Strout & Kornfeld to the Official Unsecured Creditors Committee are shown in the "Register Report by Payee" attached to Sea Galley's Statement of Aged Payables (Form UST-8).

     All such attorneys' fees must be allowed by the Bankruptcy Court and approved for payment after notice and hearing. On June 16, 1995 the Bankruptcy Court allowed fees and costs of $134,657.75 of Stoel Rives and fees and costs of $20,849.09 of Bush Strout. Although substantial additional attorneys fees and costs have been accrued by Sea Galley and the Official Unsecured Creditors Committee since April 30, 1995, no applications for allowance of attorneys fees and costs have been made since such date, and no such amounts have been approved for payment.

     Sea Galley also has advanced payment of legal fees to Dieter G. Struzyna, its Court-approved outside general counsel, in the ordinary course pursuant to the terms of the Order appointing Mr. Struzyna.

                                                                      UST-9
                                                                      12/1/91

9. Please explain any changes in insurance coverage that took place this month.

          N/A

10. PERSONNEL

                                              Full Time Part Time

Total number of employees at beginning of period      0         2

Number hired during the period                        0         0

Number terminated or resigned during period           0         0

Total number of employees on payroll at period end    0         2

Total payroll for the period $  * see note

* We are paying both Jan Young and myself (Shirley Vandermoon) as consultants, therefore no more payroll taxes are being paid.
Our last formal payroll was on 12/07/95.

  Shirley Vandermoon is being paid 1/2 time at $403.75 per week and Jan Young is being paid at the rate of $1,500.00 per month.

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
CONCENTRATION ACCOUNT                        67237016
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                5-01-96 TO 5-31-96

                                 CHECKING

          CORPORATE CHECKING                      67237016

          BEGINNING BALANCE                      67,864.91
          TOTAL CREDITS                          12,060.00
          TOTAL MISC DEBITS                       1,919.48
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                         78,005.43
          NUMBER OF CREDITS                              1
          NUMBER OF MISC DEBITS                          1
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
HOLDING ACCOUNT                              69745818
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                5-01-96 TO 5-31-96

                                 CHECKING

          CORPORATE CHECKING                      69745818

          BEGINNING BALANCE                     255,310.65
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                        255,310.65
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY PAYROLL ACCOUNT                   ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 94                67697607
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                5-01-96 TO 5-31-96

                                 CHECKING

          CORPORATE CHECKING                      67697607

          BEGINNING BALANCE                       1,674.72
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                          1,674.72
          NUMBER OF CREDITS                              0
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               0

                             ACCOUNT STATEMENT

SEA GALLEY ACCOUNTS PAYABLE                  ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 940                    67697706
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                5-01-96 TO 5-31-96

                                 CHECKING

          CORPORATE CHECKING                      67697706

          BEGINNING BALANCE                         539.58
          TOTAL CREDITS                           1,919.48
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                              230.41
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                          2,228.65
          NUMBER OF CREDITS                              1
          NUMBER OF MISC DEBITS                          0
          NUMBER OF CHECKS                               4